FORTITUDE LIFE INSURANCE & ANNUITY COMPANY
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT B
Supplement dated August 14, 2026
to Prospectuses and Updating Summary Prospectuses dated May 1, 2026

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectuses") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-800-879-7012

Investment Option Update
This Supplement is to inform you that there is a change to information for a variable investment option that is available in your Annuity. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available to you.

Portfolio Average Annual Total Return:
Effective immediately, in “Appendix A – Investment Options Available Under the Contract”, within the table, the Average Annual Total Return for 10 Year, for NVIT Fidelity Institutional AM® Emerging Markets Fund - Class D is restated as shown below. The Fund Type, Advisor/Subadvisor, Current Expenses and Average Annual Total Returns for 1 year and 5 years are not changed.
Portfolio Company	Average Annual Total Return 10 Year
NVIT Fidelity Institutional AM® Emerging Markets Fund - Class D	5.97%

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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